SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2000


                              4networld.com, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       33-13110                   11-2831380
------------------          ---------------------         ------------------
(State or other             (Commission File No.)         (I.R.S. Employer
Jurisdiction of                                         Identification Number)
 Incorporation)


             900 Third Avenue, Suite 201, New York, New York 10022
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 610-2778
                 ---------------------------------------------
              (Registrant's Telephone Number, including area code)

                           MEDTECH DIAGNOSTICS, INC.
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

        4networld.com, Inc. (the "Registrant") hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 6, 2000(the "Form 8-K"), as set forth in the pages attached hereto.

        Item 7. Financial Statement and Exhibits

                      (a)    Financial Statements of the Business Acquired
                      (b)    Pro Forma Financial Information

        On April 28, 2000, the Registrant acquired all of the issued and outstanding capital stock of DelOtto Systems, Inc., a Pennsylvania corporation ("DelOtto Systems"), pursuant to the terms and conditions of a Stock Purchase Agreement dated April 24, 2000 (the "Stock Purchase Agreement") by and between Michael Park, Andrew Patros and Robert Park (collectively the "Sellers") and MedTech Diagnostics, Inc. (the "Acquisition"). The Stock Purchase Agreement is attached as an exhibit to the Current Report on Form 8-K filed by the Registrant on May 3, 2000, and is incorporated herein by reference. DelOtto Systems is a full service provider of content management and content syndication services to business-to-business Internet companies. DelOtto Systems is based in Elmira, New York.

        Pursuant to the terms and conditions of the Stock Purchase Agreement, the Registrant acquired all of the issued and outstanding capital stock of DelOtto Systems in exchange for fifteen million (15,000,000) shares of the Registrant's authorized but unissued shares of common stock (the "MedTech Shares"). The MedTech Shares have not been registered under the Securities Act of 1933, as amended, and are subject to a lock-up agreement for a period of two
(2) years, the terms of which may be waived by the Board of Directors of the Registrant. Furthermore, the Registrant caused DelOtto Systems to enter into two
(2) year employment agreements with each of the Sellers and to appoint Robert Park to the Registrants Board of Directors, effective 91 days after the Special Meeting of Stockholders of the Registrant, currently scheduled for May 11, 2000. The terms and conditions of the Stock Purchase Agreement were determined through the arms-length negotiations between the parties.

        The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Agreement.

        Certain of the matters discussed herein include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" and similar expressions are forward-looking statements. The actions of current and potential new competitors, changes in technology, seasonality, business cycles, new regulatory requirements and other factors may impact greatly upon strategies and expectations and are outside our direct control.

        The purpose of this amended Form 8-K is to file required financial statements relating to the Acquisition, including required pro-forma financial information. The following financial statements relating to the Acquisition are attached hereto:

        FINANCIAL STATEMENT INDEX

        Item 7.Financial Statement and Exhibits

               (a)    Financial Statements of the Business Acquired

                      Independent Auditors' Report ................... F-1

                      Financial Statements

                             Balance Sheet ........................... F-2
                             Statement of Operations ................. F-3
                             Statement of Changes
                                in Deficiency in Assets .............. F-4
                             Statement of Cash Flows ................. F-5
                             Notes to Financial Statements ........... F-6 - F-9

               (b)    Pro Forma Financial Information

                      Index to Unaudited Pro Forma Consolidated Financial Statements 4networld.com, Inc. and Delotto Systems, Inc.

                             Introduction to Unaudited Pro Forma
                               Consolidated Financial Statements ..... F-10

                             Unaudited Pro Forma Consolidated
                               Statement of Operations for the
                               six months ended March 31, 2000 ....... F-11

                             Notes to Unaudited Pro Forma
                               Consolidated Statement of Operations .. F-12

                             Unaudited Pro Forma Consolidated
                               Balance Sheet as of March 31, 2000 .... F-13

                             Notes to Unaudited Pro Forma
                               Consolidated Balance Sheet ............ F-14

               (c)    Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit Description
-------------------

2.1 Stock Purchase Agreement dated April 24, 2000 by and among Michael Park, Robert Park and Andrew Patros and MedTech Diagnostics, Inc. with respect to the purchase of all of the issued and outstanding capital stock of DelOtto Systems, Inc.*

--------------
* The Stock Purchase Agreement is attached as an exhibit to the Current Report on Form 8-K filed by the Registrant on May 3, 2000, and is incorporated herein by reference.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, MedTech Diagnostics, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               4networld.com, Inc.
                                                  (Registrant)

                                               By: /s/ Steven N. Bronson
                                                  ----------------------
                                               Steven N. Bronson, Sole Officer


Dated:  July 11, 2000

-----------------------------------------------------------------------------





                             DELOTTO SYSTEMS, INC.
                              FINANCIAL STATEMENTS
                         FOR THE PERIOD FROM INCEPTION
                        (JULY 8, 1999) TO MARCH 31, 2000






-----------------------------------------------------------------------------

CONTENTS
                                                                         Page
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                            F - 1

FINANCIAL STATEMENTS

        Balance Sheet                                                   F - 2

        Statement of Operations                                         F - 3

        Statement of Changes in Deficiency in Assets                    F - 4

        Statement of Cash Flows                                         F - 5

        Notes to Financial Statements                          F - 6 to F - 9

INDEPENDENT AUDITORS' REPORT
-----------------------------------------------------------------------------


To the Boards of Directors and Stockholders
Delotto Systems, Inc. and 4worldnet.com, Inc.
New York, New York


We have audited the accompanying balance sheet of Delotto Systems, Inc., as of March 31, 2000 and the related statements of operations, changes in deficiency in assets, and cash flows for the period from inception (July 8, 1999) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Delotto Systems, Inc. as of March 31, 2000, and the results of its operations and cash flows for the period from inception (July 8, 1999) to March 31, 2000 in conformity with generally accepted accounting principles.






Miami, Florida
June 30, 2000

DELOTTO SYSTEMS, INC.
BALANCE SHEET
MARCH 31, 2000
-----------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------

CURRENT ASSETS
    Cash                                                        $      25,397
    Accounts receivable, net of allowance for doubtful
    accounts of $3,590                                                 24,239
-----------------------------------------------------------------------------
        Total current assets                                           49,636

PROPERTY AND EQUIPMENT (NOTE 2)                                        48,400
-----------------------------------------------------------------------------

                                                                $      98,036
-----------------------------------------------------------------------------

LIABILITIES AND DEFICIENCY IN ASSETS
-----------------------------------------------------------------------------

CURRENT LIABILITIES
    Accounts payable and accrued expenses                       $      18,739
    Current portion of long-term debt (Note 3)                         21,805
-----------------------------------------------------------------------------
        Total current liabilities                                      40,544

LONG-TERM DEBT (NOTE 3)                                                97,022

COMMITMENTS (NOTE 4)

DEFICIENCY IN ASSETS                                                  (39,530)
-----------------------------------------------------------------------------

                                                                $      98,036
-----------------------------------------------------------------------------


                             See accompanying notes.

DELOTTO SYSTEMS, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (JULY 8, 1999) TO MARCH 31, 2000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

REVENUE                                                           $    71,711

OPERATING EXPENSES                                                    126,453
-----------------------------------------------------------------------------

NET LOSS                                                         ($    54,742)
-----------------------------------------------------------------------------

NET LOSS PER COMMON SHARE - BASIC                                ($     36.49)
-----------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                    1,500
-----------------------------------------------------------------------------



                             See accompanying notes.

DELOTTO SYSTEMS, INC.
STATEMENT OF CHANGES IN DEFICIENCY IN ASSETS
FOR THE PERIOD FROM INCEPTION (JULY 8, 1999) TO MARCH 31, 2000
-----------------------------------------------------------------------------

                            Common Stock; $1 Stated Value;
                               3,000 Shares Authorized
                           ---------------------------------
                              Number of                       Additional                       Total
                            Shares Issued                      Paid-in       Accumulated   Deficiency in
                           and Outstanding      Amount         Capital         Deficit         Assets
-----------------------------------------------------------------------------------------------------------
Issuance of stock for             1,500      $    1,500      $    13,712     $        -     $    15,212

Net loss                              -               -                -        (54,742)        (54,742)
-----------------------------------------------------------------------------------------------------------

Balances - March 31, 2000         1,500      $    1,500      $    13,712    ($   54,742)   ($    39,530)
-----------------------------------------------------------------------------------------------------------


                             See accompanying notes.

DELOTTO SYSTEMS, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (JULY 8, 1999) TO MARCH 31, 2000
-----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                      ($   54,742)
----------------------------------------------------------------------------------------------
    Adjustments to reconcile net loss to net cash used in operating activities:
        Depreciation and amortization                                                   4,332
        Provision for bad debt                                                          3,590
        Common stock issued for services                                               14,192
        Changes in operating assets and liabilities:
               Accounts receivable                                                (    27,829)
               Accounts payable and accrued expenses                                   18,739
----------------------------------------------------------------------------------------------
                  Total adjustments                                                    13,024
----------------------------------------------------------------------------------------------
                      Net cash used in operating activities                       (    41,178)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                          (    52,732)
----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Borrowings on long-term debt                                                      125,000
    Principal payments of long-term debt                                          (     6,173)
    Net proceeds from issuance of common stock                                          1,020
----------------------------------------------------------------------------------------------
                      Net cash provided by financing activities                       119,847
----------------------------------------------------------------------------------------------

NET INCREASE IN CASH REPRESENTING CASH BALANCE AT MARCH 31, 2000                   $   25,397
----------------------------------------------------------------------------------------------

Supplemental Disclosures:
----------------------------------------------------------------------------------------------

    Interest paid                                                                  $    3,973
----------------------------------------------------------------------------------------------

    Income taxes paid                                                              $        -
----------------------------------------------------------------------------------------------


                             See accompanying notes.

DELOTTO SYSTEMS, INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------------------

               Business Activity

               Delotto Systems, Inc. (the Company) was incorporated in the State of Pennsylvania on July 8, 1999 and commenced operations in November 1999. The Company is engaged in the business of providing internet consulting and web design and maintenance services for the business-to-business market and is a provider of content management and content syndication software. The Company's customers are located primarily in the United States.

               Property and Equipment

               Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are charged to expense currently.

               Depreciation and Amortization

               Depreciation is computed principally by using the straight-line method based on the estimated useful lives of the assets. Amortization of leasehold improvements is recognized over the term of the lease or the life of the asset, whichever is shorter. The range of estimated useful lives is presented as follows:

                     Furniture and fixtures                             7 years
                     Office and computer equipment                      5 years
                     Leasehold improvements            3 years or life of lease

               Use of Estimates in the Preparation of Financial Statements

               The accounting and reporting policies of the Company are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses for the period presented. Actual results could differ from those estimates.

               Income Taxes

               Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes, " requires the use of an asset and liability approach in accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.


                             See accompanying notes.

-----------------------------------------------------------------------------
NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
-----------------------------------------------------------------------------

               At March 31, 2000, the Company had net operating loss carryforwards of approximately $55,000, which expire in varying amounts through December 31, 2019. Federal tax rules impose limitations on the use of net operating losses following certain changes in ownership. Such a change of control occurred in April 2000. As a result, the Company's ability to utilize the net operating loss carryforwards existing prior to the ownership change is subject to annual limitations.

               As a result of these net operating losses, the Company has recorded a deferred tax asset of approximately $21,000, which is offset by a valuation allowance in the same amount as the Company believes it is more likely than not that future tax benefits will not be realized. Realization of the deferred tax asset is dependent on generating sufficient taxable income in the future. The amount of the deferred tax asset considered realizable could change in the near term if estimates of future taxable income are increased.

               Net Loss Per Common Share

               The Company applies Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (FAS 128). Net loss per share excludes dilution and is computed by dividing net loss by the weighted average number of common shares outstanding during the reported period. There is no difference between basic and diluted net loss per share.

               Fair Value of Financial Instruments

               The carrying values of cash and accrued expenses approximate their fair values due to the short maturity of these instruments. The carrying value of long-term debt approximates fair value as the interest rates are not significantly different from market rates available to the Company.

               Major Customers

               At March 31, 2000, three customers accounted for approximately 38% of accounts receivable.

               Year 2000 Uncertainties

               Although the Company has not identified any computer system or program problems, there is still a possibility that at some time during the Year 2000 their computer systems and programs, as well as equipment that uses embedded computer chips, may be unable to distinguish between the years 1900 and 2000. This may create system errors and failures resulting in the disruption of normal business operations. Although it is unlikely, there may be some third parties, such as governmental agencies, utilities, telecommunication companies, vendors and customers that at times may not be able to continue business with the Company due to their own Year 2000 problems.


                             See accompanying notes.

-----------------------------------------------------------------------------
NOTE 2.        PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------

               At March 31, 2000 property and equipment consisted of the following:

               Furniture and fixtures                             $  16,939
               Office and computer equipment                         32,782
               Leasehold improvements                                 3,011
               --------------------------------------------------------------
                                                                     52,732

               Less accumulated depreciation and amortization         4,332
               --------------------------------------------------------------

                                                                  $  48,400
               --------------------------------------------------------------

               Depreciation and amortization expense was $4,332 for the period from inception (July 8, 1999) to March 31, 2000.

-----------------------------------------------------------------------------
NOTE 3.        LONG-TERM DEBT
-----------------------------------------------------------------------------

               Long-term debt consisted of the following at March 31, 2000:

               6.25% promissory note to bank due December 2004;
                 collateralized by equipment, equipment and accounts
                 receivable; guaranteed by the shareholders                    $  47,853

               8.75% promissory note to bank due December 2004;
                 collateralized by equipment; guaranteed by the shareholders      70,974
               -------------------------------------------------------------------------
                                                                                 118,827
               Less: current maturities                                           21,805
               -------------------------------------------------------------------------

               Long-term debt                                                  $  97,022
               -------------------------------------------------------------------------

               Aggregate maturities of long-term debt for the years subsequent to March 31, 2000 are as follows:

               March 31, 2001                                                  $  21,805
               March 31, 2002                                                     23,552
               March 31, 2003                                                     25,444
               March 31, 2004                                                     27,490
               March 31, 2005                                                     20,536
               -------------------------------------------------------------------------

                                                                               $ 118,827
               -------------------------------------------------------------------------

               For the period from inception (July 8, 1999) to March 31, 2000 interest expense on total indebtedness amounted to $3,973.


                             See accompanying notes.

-----------------------------------------------------------------------------
NOTE 4.        COMMITMENTS
-----------------------------------------------------------------------------

               Related Party - Office Rent

               The Company sub-leases office space on a month-to-month basis from shareholders of the Company who in turn lease the space from an unrelated third party. Total rent expense related to this lease amounted to approximately $3,000 for the period from inception (July 8, 1999) to March 31, 2000.

               Employment Contracts

               In April 2000, the Company entered into employment contracts with three executives which are cancelable under certain conditions, as stated. Future annual minimum payments under these employment agreements are as follows:


               March 31, 2001                                      $   156,000
               March 31, 2002                                      $   170,000
               March 31, 2003                                           14,000
               ---------------------------------------------------------------

                                                                   $   340,000
               ---------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE 5.        SUBSEQUENT EVENT
-----------------------------------------------------------------------------

               On April 28, 2000, 4networld.com, Inc. (formerly known as MedTech Diagnostics, Inc.) acquired all of the issued and outstanding common stock of the Company.



                             See accompanying notes.

INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                                                         Page
-----------------------------------------------------------------------------
4networld.com, Inc. and Delotto Systems, Inc.

Introduction to Unaudited Pro Forma Consolidated Financial Statements  F - 10

Unaudited Pro Forma Consolidated Statement of Operations for the
    six months ended March 31, 2000                                    F - 11

Notes to Unaudited Pro Forma Consolidated Statement of Operations      F - 12

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2000    F - 13

Notes to Unaudited Pro Forma Consolidated Balance Sheet                F - 14

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
-----------------------------------------------------------------------------


4networld.com, Inc. (the Company) acquired 100% of the common stock of Delotto Systems, Inc. (the Target) on April 28, 2000.

The following pro forma financial information presents a) the Company's and Target's pro forma unaudited consolidating statement of operations for the six months ended March 31, 2000, as if the acquisition of the Target occurred on October 1, 1999 and b) the Company's and Target's pro forma unaudited consolidating balance sheet as of March 31, 2000, as if the acquisition of the Target occurred on March 31, 2000.

This unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact occurred on those dates, or to project the Company's financial position or results of operations for any future date or period. These unaudited pro forma consolidating financial statements should be read in conjunction with the historical financial statements of 4networld.com, Inc. and Delotto Systems, Inc.

As the operations of the Target did not commence until November 1999, a proforma statement of operations for the year ended September 30, 1999 is not presented.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2000
-----------------------------------------------------------------------------

                                                       Historical
                                             -------------------------------
                                             4networld.com,     Delotto        Pro Forma      Pro Forma
                                                Inc. (1)    Systems, Inc.(2) Adjustments(3)    Combined
----------------------------------------------------------------------------------------------------------
REVENUE, DIVIDEND AND INTEREST INCOME          $      587     $   71,711     $        -     $   72,298

GENERAL AND ADMINISTRATIVE EXPENSES                30,921        126,453         41,000        198,374
----------------------------------------------------------------------------------------------------------

NET LOSS                                      ($   30,334)   ($   54,742)   ($   41,000)   ($  126,076)
----------------------------------------------------------------------------------------------------------

NET LOSS PER COMMON SHARE - BASIC AND DILUTED                                               $     Nil
----------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING - BASIC AND DILUTED                                                        296,400,000
----------------------------------------------------------------------------------------------------------




    See accompanying notes to Unaudited Pro Forma Consolidated Statement of
                                  Operations.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------

NOTE 1. The column includes the historical results of operations of 4networld.com, Inc. for the six months ended March 31, 2000.

NOTE 2. The column includes the historical results of operations of Delotto Systems, Inc. for the six months ended March 31, 2000.

NOTE 3. The adjustment gives effect for an increase in amortization expense of $41,000 due to the recording of goodwill in connection with the acquisition. Amortization of goodwill is being computed over 10 years.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2000
-----------------------------------------------------------------------------

                                                      Historical
                                            -------------------------------
                                            4networld.com,     Delotto         Pro Forma       Pro Forma
ASSETS                                         Inc. (1)     Systems, Inc.(2) Adjustments (3)    Combined
------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
   Cash and cash equivalents                  $    2,381     $   25,397     $        -        $   27,778
   Accounts receivable, net                            -         24,239              -            24,239
   Loan receivable                                 1,000              -              -             1,000
------------------------------------------------------------------------------------------------------------
      Total current assets                         3,381         49,636              -            53,017

PROPERTY AND EQUIPMENT, NET                            -         48,400              -            48,400

GOODWILL, NET                                          -              -        820,000           820,000
------------------------------------------------------------------------------------------------------------

    TOTAL ASSETS                              $    3,381     $   98,036     $  820,000        $  921,417
------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES
   Accounts payable and accrued expenses      $   12,617     $   18,739     $   20,000        $   51,356
   Current portion of long-term debt                   -         21,805              -            21,805
------------------------------------------------------------------------------------------------------------
      Total current liabilities                   12,617         40,544         20,000            73,161
------------------------------------------------------------------------------------------------------------

LONG TERM DEBT                                         -         97,022              -            97,022
------------------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES                             12,617        137,566         20,000           170,183
------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Common stock                                    2,814          1,500         (1,350)            2,964
   Additional paid-in capital                  1,436,745         13,712        746,608         2,197,065
   Accumulated Deficit                        (1,448,795)       (54,742)        54,742        (1,448,795)
------------------------------------------------------------------------------------------------------------
      Total stockholders' equity (deficiency)     (9,236)       (39,530)       800,000           751,234
------------------------------------------------------------------------------------------------------------

    TOTAL LIABILITIES AND STOCKHOLDERS'
        EQUITY                                $    3,381     $   98,036     $  820,000        $  921,417
------------------------------------------------------------------------------------------------------------

   See accompanying notes to Unaudited Pro Forma Consolidated Balance Sheet.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
-----------------------------------------------------------------------------

NOTE 1. The column includes the historical balance sheet of 4networld.com, Inc. as of March 31, 2000.

NOTE 2. The column includes the historical balance sheet of Delotto Systems, Inc. as of March 31, 2000.

NOTE 3. The pro forma consolidated balance sheet has been adjusted to record the acquisition as follows:

               Value of 4networld.com, Inc. common stock issued     $ 760,470
               Acquisition costs                                       20,000
                                                                    ---------
               Total consideration                                    780,470
               Fair value of assets acquired                          (98,036)
               Fair value of liabilities assumed                      137,566
                                                                    ---------

               Excess of cost over fair value of net
                   assets acquired, Goodwill                        $ 820,000
                                                                    =========

               The fair value of the assets acquired were in determined accordance with APB 16 paragraph 87 & 88 as follows:

               1. Accounts receivable was valued at the present value of the amounts expected to be realized.

               2. Property and equipment was assigned their fair value based upon current estimated replacement costs for similar capacity.

               3. Accounts payable and long-term debt were valued at the present value of the amounts expected to be satisfied.